SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             -----------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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        Date of report (Date of earliest event reported): August 3, 2001

                       Sensormatic Electronics Corporation
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               (Exact Name of Registrant as Specified in Charter)

          Delaware                   1-10739                 34-1024665
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(State or Other Jurisdiction    (Commission File            (IRS Employer
      of Incorporation)              Number)             Identification No.)



 951 Yamato Road, Boca Raton, Florida                           07305
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 (Address of Principal Executive Offices)                     (Zip Code)

        Registrant's telephone number, including area code: 561-989-7000

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

         Item 5.  Other Events.

         On August 3, 2001, Sensormatic Electronics Corporation, a Delaware corporation (the "Company"), entered into an Agreement and Plan of Merger (the "Merger Agreement") with Tyco Acquisition Corp. XXIV (NV) ("Acquiror"), a Nevada corporation and wholly-owned subsidiary of Tyco International Ltd., a Bermuda company ("Tyco") including Guarantee of Tyco. Pursuant to the Merger Agreement, and subject to the terms and conditions thereof, Acquiror will commence an exchange offer (the "Exchange Offer") to exchange each of the outstanding shares (the "Common Shares") of common stock, par value $0.01 per share, of the Company for Tyco common shares, par value US$0.20 per share ("Tyco Shares"), with a value of $24 (as more fully described below). For these purposes, the value of Tyco Shares will be based on the average of the daily volume weighted averages of the selling prices per Tyco Share on the New York Stock Exchange over the five trading days ending on the fourth trading day prior to the initially-scheduled expiration date of the Exchange Offer (the "Average Share Price"). Tyco will file its registration statement, and the Exchange Offer will be commenced, as soon as practicable pursuant to the SEC's rules permitting early commencement of exchange offers prior to the effectiveness of the registration statement. The transaction is expected to be tax-free to the Company's stockholders. The Exchange Offer is subject to, among other things, the tender of at least a majority of the Common Shares, determined on a fully diluted basis. Following the completion of the Exchange Offer, the Company will merge with and into Acquiror (the "Merger") and each remaining Common Share will be converted into the same number of Tyco Shares as is paid in the Exchange Offer. Immediately following the consummation of the Merger, Acquiror will be the surviving corporation and will be a wholly-owned subsidiary of Tyco.

         Under the Merger Agreement, if the Average Share Price is less than $46.25 Tyco may terminate the Merger Agreement unless the Company has agreed that the exchange ratio in the Exchange Offer and the Merger will be 0.5189.

         The Company's 6 1/2% Convertible Preferred Stock, par value $0.01 per share (the "Preferred Stock"), will be called for redemption immediately following the initial acceptance of Common Shares by Acquiror in the Exchange Offer. The holders of the Preferred Stock may elect to convert their shares into Common Shares prior to the date of redemption in order to participate in the Exchange Offer or the Merger.

         The Merger Agreement is attached hereto as Exhibits 2.1 and is incorporated herein by reference in its entirety. The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of such agreement.

          Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)      Exhibits:

Exhibit 2.1 Agreement and Plan of Merger, dated as of August 3, 2001, by and between Tyco Acquisition Corp. XXIV (NV) and Sensormatic Electronics Corporation, including Guarantee of Tyco International Ltd.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 6, 2001



                                            SENSORMATIC ELECTRONICS CORPORATION
                                                        (Registrant)


                                            By: /s/ Gregory C. Thompson
                                            Name:  Gregory C. Thompson
                                            Title: Senior Vice President
                                                   and Chief Financial Officer

                                  EXHIBIT INDEX

                                                                            PAGE

 Exhibit 2.1 Agreement and Plan of Merger, dated as of August 3, 2001, by and between Tyco Acquisition Corp. XXIV (NV) and Sensormatic Electronics Corporation, including Guarantee of Tyco
             International Ltd.                                              A-1